UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant To Section 13 OR 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): December 2, 2003


                            HEALTHSOUTH Corporation
                            -----------------------
            (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
                                   --------
                (State or Other Jurisdiction of Incorporation)

                  1-10315                         63-0860407
                  -------                         ----------
          (Commission File Number)      (IRS Employer Identification No.)


              One HealthSouth Parkway, Birmingham, Alabama 35243
              --------------------------------------------------
         (Address of Principal Executive Offices, Including Zip Code)


                                (205) 967-7116
                                --------------
             (Registrant's Telephone Number, Including Area Code)




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ITEM 5.  Other Events and Required FD Disclosure.

         On December 2, 2003, HEALTHSOUTH Corporation issued a press release entitled "HealthSouth Announces Board Transition Plan". A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

See Exhibit Index.


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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HEALTHSOUTH CORPORATION


                                   By: /s/ Gregory L. Doody
                                       ----------------------
                                       Name: Gregory L. Doody
                                       Title:  Corporate Counsel and Secretary


                                   Dated: December 2, 2003

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                                 Exhibit Index

Exhibit No.                       Description
----------                        -----------

99              Press release of HEALTHSOUTH Corporation dated December 2, 2003


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                                                                   Exhibit 99
                                                                   ----------
News From

[GRAPHIC OMITTED][GRAPHIC OMITTED]

                                                         FOR IMMEDIATE RELEASE
                                                              DECEMBER 2, 2003

                  HEALTHSOUTH ANNOUNCES BOARD TRANSITION PLAN

  Transition Plan Provides Basis for Settlement of Delaware Action to Compel
   Annual Meeting; Company to Request Major Stockholders be Part of Search
                        Process for New Board Members

BIRMINGHAM, Alabama - The Special Committee of the Board of Directors of HealthSouth Corporation (OTC Pink Sheets: HLSH) announced today that it has adopted a transition plan pursuant to which five long-standing members of its Board of Directors will voluntarily leave the Board over the coming months. The transition plan, which had previously been under consideration by the Special Committee, formed the basis for a settlement of a lawsuit in Delaware pursuant to which Teachers' Retirement System of Louisiana sought to compel HealthSouth to hold an annual meeting in early 2004. Under the terms of the settlement, the lawsuit was terminated and HealthSouth agreed to hold an annual meeting no later than sixty days after its audited financial statements are available.

Under the transition plan, two long-standing Directors will leave voluntarily by December 15, 2003, two additional long-standing Directors will leave voluntarily not later than April 15, 2004 and one additional long-standing Director will leave voluntarily not later than August 31, 2004. It is intended that these five long-standing Directors will be replaced by four new Directors.

A search for four new Directors will begin immediately, overseen by a Search Committee consisting of one member of the Nominating Committee of HealthSouth's Board, a representative of Teachers' Retirement System of Louisiana and representatives of up to three of HealthSouth's major institutional stockholders which agree to participate. The Search Committee will consult with major institutional stockholders who do not participate on the Search Committee. The Search Committee will recommend candidates to HealthSouth's Nominating Committee with the goal of filling the vacancies as soon as practicable.

Under the transition plan, the three Directors who joined HealthSouth's Board after August 2002 - Jon F. Hanson, Robert P. May and Lee S. Hillman - together with Joel C. Gordon, will remain on HealthSouth's Board in order to help ensure the continuity and stability of HealthSouth's current turnaround efforts. In addition, Messrs. Gordon and May have agreed to continue as Interim Chairman and Interim Chief Executive Officer, respectively, until such time as the Special Committee of HealthSouth's Board believes the turnaround is largely accomplished and a permanent management team is in place. HealthSouth's Special Committee consists of all of HealthSouth's current directors except Richard M. Scrushy, who has refused the Board of Directors' request that he resign as a director.


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About HEALTHSOUTH

HealthSouth is the nation's largest provider of outpatient surgery, diagnostic imaging and rehabilitative healthcare services, with nearly 1,700 locations nationwide and abroad. HealthSouth can be found on the Web at www.healthsouth.com.

Statements contained in this press release which are not historical facts are forward-looking statements. In addition, HealthSouth, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates based upon current information, involve a number of risks and uncertainties and are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. HealthSouth's actual results may differ materially from the results anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors which could cause actual results to differ materially from those estimated by HealthSouth include, but are not limited to: the investigations by the Department of Justice and the Securities Exchange Commission into HealthSouth's financial reporting and related activity calling into question the accuracy of the Company's previously filed financial statements; HealthSouth's statement that as a result of the investigations, the Company's previously filed financial statements should no longer be relied upon and may result in the Company restating its prior financial statements; the withdrawal by HealthSouth's former accountants of their audit reports on all of the Company's previously filed financial statements; the outcome of pending litigation relating to these matters; significant changes in HealthSouth's management team; HealthSouth's ability to successfully amend, restructure and/or renegotiate its existing indebtedness or cure or receive a waiver of the events of default under such agreements, the failure of which may result in HealthSouth filing a voluntary petition for bankruptcy; HealthSouth's ability to continue to operate in the ordinary course and manage it's relationships with its creditors, including it's lenders, bondholders, vendors and suppliers, employees and customers; changes, delays in or suspension of reimbursement for HealthSouth's services by governmental or private payors; changes in the regulation of the healthcare industry at either or both of the federal and state levels; changes to or delays in the implementation of the prospective payment system for inpatient rehabilitation services; competitive pressures in the healthcare industry and HealthSouth's response thereto; HealthSouth's ability to obtain and retain favorable arrangements with third-party payors; general conditions in the economy and capital markets; and other factors which may be identified from time to time in the Company's SEC filings and other public announcements.

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          For more information contact Andy Brimmer at 205-410-2777.